UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

                        (a)

                        ExxonMobil held its Annual Meeting of Shareholders on May 25, 2016, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

                        (b)

The shareholders elected each of the Board's fourteen director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes
Michael J. Boskin	2,526,641,149	95.3	124,775,901	876,419,363
Peter Brabeck-Letmathe	2,600,165,318	98.1	51,257,128	876,419,363
Angela F. Braly	2,614,830,498	98.6	36,580,226	876,419,363
Ursula M. Burns	2,523,058,199	95.2	128,359,980	876,419,363
Larry R. Faulkner	2,616,379,493	98.7	35,020,381	876,419,363
Jay S. Fishman	2,338,224,020	88.2	313,198,791	876,419,363
Henrietta H. Fore	2,570,564,924	97.0	80,860,029	876,419,363
Kenneth C. Frazier	2,386,942,652	90.0	264,486,575	876,419,363
Douglas R. Oberhelman	2,620,172,803	98.8	31,253,929	876,419,363
Samuel J. Palmisano	2,537,101,727	95.7	114,329,069	876,419,463
Steven S Reinemund	2,602,787,888	98.2	48,645,457	876,419,363
Rex W. Tillerson	2,540,597,312	95.8	110,835,116	876,419,363
William C. Weldon	2,539,159,666	95.8	112,265,730	876,419,363
Darren W. Woods	2,572,171,018	97.0	79,264,326	876,419,363

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,474,870,677	98.9%
Votes Cast Against:	37,135,132	1.1%
Abstentions:	15,826,456
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	2,337,567,863	89.3%
Votes Cast Against:	281,359,290	10.7%
Abstentions:	32,495,533
Broker Non-Votes:	876,419,363

The shareholders voted as set forth below on eleven shareholder proposals:

Independent Chairman:

Votes Cast For:	1,016,520,103	38.7%
Votes Cast Against:	1,607,389,769	61.3%
Abstentions:	27,398,779
Broker Non-Votes:	876,419,363

Climate Expert on Board:

Votes Cast For:	511,885,966	20.9%
Votes Cast Against:	1,936,261,955	79.1%
Abstentions:	203,189,426
Broker Non-Votes:	876,419,363

Hire an Investment Bank:

Votes Cast For:	52,182,670	2.0%
Votes Cast Against:	2,565,209,975	98.0%
Abstentions:	33,947,869
Broker Non-Votes:	876,419,363

Proxy Access Bylaw:

Votes Cast For:	1,619,590,918	61.9%
Votes Cast Against:	997,617,863	38.1%
Abstentions:	34,134,583
Broker Non-Votes:	876,419,363

Report on Compensation for Women:

Votes Cast For:	214,624,206	8.4%
Votes Cast Against:	2,326,124,368	91.6%
Abstentions:	110,658,129
Broker Non-Votes:	876,419,363

Report on Lobbying:

Votes Cast For:	659,400,916	25.7%
Votes Cast Against:	1,901,762,795	74.3%
Abstentions:	90,245,355
Broker Non-Votes:	876,419,363

Increase Capital Distributions:

Votes Cast For:	103,289,460	4.1%
Votes Cast Against:	2,432,463,366	95.9%
Abstentions:	115,642,398
Broker Non-Votes:	876,419,363

Policy to Limit Global Warming to 2oC:

Votes Cast For:	457,476,560	18.5%
Votes Cast Against:	2,021,486,394	81.5%
Abstentions:	172,451,908
Broker Non-Votes:	876,420,363

Report on Impacts of Climate Change Policies:

Votes Cast For:	967,438,328	38.1%
Votes Cast Against:	1,569,414,503	61.9%
Abstentions:	114,559,773
Broker Non-Votes:	876,419,363

Report Reserve Replacements in BTUs:

Votes Cast For:	139,286,099	5.6%
Votes Cast Against:	2,369,747,424	94.4%
Abstentions:	142,389,752
Broker Non-Votes:	876,419,363

Report on Hydraulic Fracturing:

Votes Cast For:	590,551,043	24.5%
Votes Cast Against:	1,817,914,228	75.5%
Abstentions:	242,958,652
Broker Non-Votes:	876,419,363

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: May 31, 2016	By:	/s/ DAVID S. ROSENTHAL
---------------------------------------------
		Name:	David S. Rosenthal
		Title:	Vice President and Controller
(Principal Accounting Officer)